                                                                      Exhibit 24
                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Robert W. Gillespie

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ K. Brent Somers

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Lee G. Irving

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Cecil D. Andrus

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ William G. Bares

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ A. C. Bersticker

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Edward P. Campbell

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Carol Cartwright

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Thomas A. Commes

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Kenneth M. Curtis

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Henry S. Hemingway

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Charles R. Hogan

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Douglas J. McGregor

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Henry L. Meyer III

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Steven A. Minter

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Bill R. Sanford

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Ronald B. Stafford

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Dennis W. Sullivan

                                    KEYCORP

                               POWER OF ATTORNEY


     The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, such registration statements or amendments to existing registration statements (on Form S-3, Form S-4 or such other form or forms as applicable) to effect the registration of capital securities, debentures and a related guarantee or a shelf registration pursuant to Rule 415 (or other applicable rules) of the Securities and Exchange Commission of capital securities, debentures and a related guarantee, with an aggregate issue price of up to $250,000,000, hereby constitutes and appoints K. Brent Somers, Thomas C. Stevens, Joseph M. Vayda, Lee G. Irving and Daniel R. Stolzer, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place and stead of the undersigned, to sign and file the proposed registration statements and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of May 20, 1999.



                              By: /s/ Peter G. Ten Eyck, II